EXHIBIT 99(e)
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UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 1997

                                                               Comasec
                                                               Holdings, Inc.
                                             Bacou USA         and Subsidiary
                                                 At                 At               Pro Forma                Pro Forma
                                           March 31, 1997      March 31, 1997        Adjustments      Ref.    As Adjusted
                                           --------------      --------------        -----------      ----    -----------
                                                               (in thousands)
                              Assets
                              ------
Current Assets:
  Cash and Equivalents                     $      2,497         $      352      $        -                     $    2,849
  Accounts Receivable, net                 $     13,529         $    3,144      $        -                     $   16,673
  Inventories                              $     17,479         $    4,589      $    1,327             1       $   23,395
  Amounts Due From Affiliates              $          -         $    2,860      $        -                     $    2,860
  Deferred Income Taxes                    $        762         $      666      $        -                     $    1,428
  Prepaid Expense and Other                $      1,498         $      651      $        -                     $    2,149
                                           ------------         ----------      ----------                     ----------
   Current Assets                          $     35,765         $   12,262      $    1,327                     $   49,354
                                           ------------         ----------      ----------                     ----------
Property, Plant and Equipment, net         $     27,252         $    2,684      $    3,382             2       $   33,318
Intangible Assets, net                     $     46,494         $       37      $   16,087             3       $   62,618
Due  From Bacou S.A.                       $     28,000         $        -      $  (28,000)            4       $       -
                                           ------------         ----------      ----------                     ----------
          Total Assets                     $    137,511         $   14,983      $   (7,204)                    $  145,290
                                           ============         ==========      ==========                     ==========
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See Notes to Unaudited Pro Forma Consolidated Financial Statements
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UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 1997
                                                                Comasec
                                                              Holdings, Inc.
                                           Bacou USA          and Subsidiary
                                              At                    At              Pro Forma                  Pro Forma
                                           March 31, 1997     March 31, 1997        Adjustments       Ref.     As Adjusted
                                           --------------     --------------        -----------       ----     -----------
                                                              (in thousands)

Liabilities and Shareholders' Equity
------------------------------------
Current Liabilities:
  Current installments of long-term debt    $    1,000       $       -                $        -               $    1,000
  Accounts payable                          $    3,805       $   1,489                $        -               $    5,294
  Accrued compensation and benefits         $    1,916       $     502                $        -               $    2,418
  Other accrued expenses                    $    2,369       $     882                $        -               $    3,251
  Income taxes payable                      $    2,698       $     938                $        -               $    3,636
                                            ----------       ---------                ----------               ----------
     Current Liabilities                    $   11,788       $   3,811                $        -               $   15,599
                                            ----------       ---------                ----------               ----------
Long-term debt, excluding current
  installments                              $    7,000       $       -                $        -               $    7,000
  Deferred Income Taxes                     $    2,184       $      67                $     3,591      5       $    5,842
  Due to Comasec International S.A.         $        -       $       -                $     1,360      6       $    1,360
  Other Long Term Liabilities               $        -       $     250                $         -              $      250
                                            ----------       ---------                -----------              ----------
     Total Liabilities                      $   20,972       $   4,128                $     4,951              $   30,051
                                            ----------       ---------                -----------              ----------

Shareholder's Equity:
  Preferred Stock                           $        -       $       -                $        -                        -
  Common Stock                              $       17       $       -                $        -                       17
  Common Stock - Class A                    $        -       $   1,009                $    (1,009)     7                -
  Common Stock - Class B                    $        -       $      61                $       (61)     7                -
  Paid in Capital                           $   66,515       $   6,540                $    (6,540)     7        $  66,515
  Retained Earnings                         $   50,007       $   3,245                $    (4,545)     7        $  48,707
                                            ----------       ---------                -----------               ---------
     Total Shareholders' Equity             $  116,539       $  10,855                $   (12,155)              $ 115,239
                                            ----------       ---------                -----------               ---------
     Total Liabilities and
          Shareholders' Equity              $  137,511       $  14,983                $    (7,204)              $ 145,290
                                            ==========       =========                ===========               =========

See Notes to Unaudited Pro Forma Consolidated Financial Statements
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Notes to Unaudited Pro Forma Consolidated Financial Statements
March 31, 1997



                                             Adjustments                                                                      Amount
                                             -----------                                                                      ------
INVENTORIES:
------------

(1)  To  record  the  increase  in  inventory  to  fair  value  on the  date  of
Acquisition.  This  amount  will be charged to Cost of Sales over a three  month
period beginning in June 1997.                                                                                            $   1,327

PROPERTY, PLANT  AND EQUIPMENT, NET:
-----------------------------------

(2) To record the increase in value of Property and Equipment at the date of Acquisition based on fair market appraisals, as follows:

                      Description
                      -----------
Leasehold Improvements                                                                 $    755
Machinery and Equipment                                                                $  2,570
Tooling and Molds                                                                      $  1,998
Furniture and Fixtures                                                                 $    184
Computer Equipment                                                                     $    125
Construction in Progress                                                               $    440
                                                                                       --------
Fair Market Value at Acquisition                                                       $  6,072
Net Book Value Prior to Acquisition                                                    $  2,690
                                                                                       --------
     Net Increase in Value                                                                                                $   3,382
                                                                                                                          ---------
INTANGIBLE ASSETS, NET:
-----------------------
(3) To  record  the  increase  in  value  of  Intangible  Assets  at the date of
Acquisition  based on fair  market appraisals,  as follows:

                     Description
                     -----------
Goodwill                                                                               $  11,824
Patents                                                                                $   1,500
Acquired Technology                                                                    $   2,800
                                                                                       ---------
Fair Market Value at Acquisition                                                       $  16,124
Net Book Value Prior to Acquisition                                                    $      37

     Net Increase in Value                                                             ---------                          ---------
                                                                                                                          $  16,087
DUE FROM BACOU S.A.:
---------------------------------

(4) To record the partial payment of the Acquisition Price by the assignment of loans receivable by Bacou USA, Inc. from Bacou S.A. The estimated total
Acquisition Price is equal to $29,360 and therefore $1,360 remains as an obligation owed to Comasec Internatioanl S.A. (See Note 6) $ 28,000

DEFERRED INCOME TAXES:
----------------------
(5) To record the increase in Deferred Income Taxes on the increase in tangible and intangible assets at a combined federal and state income tax rate of 40%.

Inventory                                                                                                          $            531
Intangible Assets, except goodwill                                                                                 $           1,707
Tangible Assets                                                                                                    $           1,353
                                                                                                                   -----------------
     Increase in Deferred Income Taxes                                                                             $           3,591
                                                                                                                   -----------------
DUE TO COMASEC INTERNATIONAL S.A.:
----------------------------------

(6) To record  the  remaining  estimated  Acquisition Price payable  to Comasec
International S.A. (See Note 4).                                                                                   $           1,360

SHAREHOLDERS' EQUITY:
--------------------

(7) to record the reduction in the equity accounts as a result of the Acquisition, and the non-recurring charge for purchased in-process research and development as follows:

                     Description                                                                                    Reduction
                      -----------                                                                                    ---------
Common Stock - Class A                                                                                               $       (1,009)
Common Stock - Class B                                                                                               $          (61)
Paid in Capital                                                                                                      $       (6,540)
Retained Earnings                                                                                                    $       (3,245)
Purchased Research and
  Development Writeoff                                                                                               $       (1,300)
                                                                                                                     ---------------
                                                                                                                     $      (12,155)
                                                                                                                     ---------------
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